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                                  EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

  10.33      --     Third Amendment to Loan Agreement ($35,000,000 U.S.
                    Revolving Loan Facility, $10,000,000 Canadian Revolving Loan
                    Facility, $5,000,000 U.K. Revolving Loan Facility and
                    $50,000,000 Term Loan Facility) dated as of July 31, 2003, but effective April 1, 2003 among NATCO Group Inc., NATCO
                    Canada, Ltd., Axsia Group Limited, JPMorgan Chase Bank
                    (successor in interest to The Chase Manhattan Bank), acting as agent for the U.S. Lenders, Royal Bank of Canada, acting as agent for the Canadian Lenders, and J.P. Morgan Europe
                    Limited, acting as agent for the U.K. Lenders.

  10.34       --    Amendment of Directors Compensation Plan

   31.1       --    Certification of Chief Executive Officer of NATCO Group Inc.
                    pursuant to 15 U.S.C.ss.7241, as adopted pursuant to Section
                    302 of the Sarbanes- Oxley Act of 2002

   31.2       --    Certification of Chief Financial Officer of NATCO Group Inc.
                    pursuant to 15 U.S.C.ss.7241, as adopted pursuant to Section
                    302 of the Sarbanes- Oxley Act of 2002

   32.1       --    Certification of Chief Executive Officer and Chief Financial
                    Officer of NATCO Group Inc. pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
                    2002


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                                                                  EXHIBIT 10.33


                        THIRD AMENDMENT TO LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of April 1, 2003 (the "Amendment Effective Date") by and among NATCO GROUP INC., a Delaware corporation (the "U.S. Borrower"); NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario (the "Canadian Borrower"); AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom (the "U.K. Borrower"); each of the lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), JPMORGAN CHASE BANK (successor in interest to The Chase Manhattan
Bank), acting as agent for the U.S. Lenders (in such capacity, together with its successors in such capacity, the "U.S. Agent"); ROYAL BANK OF CANADA, acting as agent for the Canadian Lenders (in such capacity, together with its successors in such capacity, the "Canadian Agent"), and J.P. MORGAN EUROPE LIMITED (successor in interest to Chase Manhattan International Limited), acting as agent for the U.K. Lenders (in such capacity, together with its successors in such capacity, the "U.K. Agent"). The U.S. Borrower, the Canadian Borrower and the U.K. Borrower are herein collectively called the "Borrowers" and the U.S. Agent, the Canadian Agent and the U.K. Agent are herein collectively called the "Agents".

                                    RECITALS

         A. The Borrowers, the Lenders and the Agents executed and delivered that certain Loan Agreement (as amended, the "Loan Agreement") dated as of March 16, 2001, as amended by instruments dated as of September 17, 2001 and July 29, 2002. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrowers, the Lenders and the Agents desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents do hereby agree as follows:

         SECTION 1. Amendments to Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

              (a) Section 7.3(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

              (b) Funded Debt to EBITDA Ratio - a Funded Debt to EBITDA Ratio of not greater than (1) 3.75 to 1.00 at all times during the period commencing on April 1, 2003 through and including June 30, 2003, (2)
         3.25 to 1.00 at all times during the period

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commencing on July 1, 2003 through and including September 30, 2003, (3) 2.75 to
1.00 at all times during the period commencing on October 1, 2003 through and including December 31, 2003, and (4) 2.50 to 1.00 at all times thereafter.

              (b) Section 7.3(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

              (c) Fixed Charge Coverage Ratio - a Fixed Charge Coverage Ratio of not less than (1) 1.00 to 1.00 at all times during the period commencing on April 1, 2003 through and including June 30, 2003, (2)
         1.125 at all times during the period commencing on July 1, 2003 through and including September 30, 2003 and (3) 1.25 to 1.00 at all times thereafter.

              (c) Section 8.15 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.15 Acquisitions. Acquire any real Property or any material personal Property after the Effective Date (other than acquisitions of real or personal Property in the ordinary course of business) with respect to which the aggregate cash consideration (exclusive of consideration paid in equity and net of additional equity contributions made to U.S. Borrower by any of its shareholders which is restricted to be used for the applicable acquisition in a manner satisfactory to the Majority Lenders) for a single transaction would exceed (x) if the Fixed Charge Coverage Ratio is less than 1.25 to 1.00, during the period commencing on April 1, 2003 through and including December 31, 2003, $5,000,000 and (y) otherwise, $10,000,000.

         SECTION 2. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Agreement.

         SECTION 3. Amendment Fee. As a condition precedent to the effectiveness of this Amendment, the Borrower shall pay to the Agent (for payment to the applicable Lenders) a fee equal to 0.25% times the sum of (x) the Canadian Commitment of each Lender which shall have joined in the execution of this Amendment plus (y) the U.K. Commitment of each such Lender plus (z) the U.S. Commitment of each such Lender.

         SECTION 4. Expenses. The Borrowers shall pay to the Agents all reasonable fees and expenses of their respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 5. Certifications. The Borrowers hereby certify that (a) no event which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (b)


                                       2

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no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODESS.26.02

         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                       3

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         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                NATCO GROUP INC,
                                a Delaware corporation


                                By: /s/ RICHARD W. FITZGERALD
                                   --------------------------------------------
                                   Richard W. FitzGerald, Senior Vice President
                                   and Chief Financial Officer



                                NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario


                                By: /s/ RICHARD W. FITZGERALD
                                   --------------------------------------------
                                   Richard W. FitzGerald, Vice President



                                AXSIA GROUP LIMITED,
                                a company incorporated in England and Wales under the Companies Act of the United Kingdom


                                By: /s/ RICHARD W. FITZGERALD
                                   --------------------------------------------
                                   Richard W. FitzGerald,
                                   Authorized Signatory


                                       4

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                                JPMORGAN CHASE BANK, as U.S. Agent, Issuer of
                                U.S.  Letters of Credit and a U.S. Lender


                                By:    /s/ ROBERT TRABAND
                                    -------------------------------------------
                                    Name:  Robert Traband
                                    Title: Vice President


                                       5

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                                J.P. MORGAN EUROPE LIMITED,
                                as U.K. Agent


                                By:    /s/ N. HALL          /s/ C. WALSH
                                    --------------------------------------------
                                    Name:  N. Hall              C. WALSH
                                    Title: Associate            Associate


                                       6

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                                JPMORGAN CHASE BANK,
                                as Issuer of U.K. Letters of Credit and a U.K. Lender


                                By:    /s/ ROBERT TRABAND
                                    -------------------------------------------
                                    Name:  Robert Traband
                                    Title: Vice President


                                       7

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                                ROYAL BANK OF CANADA, as
                                Canadian Agent, Issuer of
                                Canadian Letters of Credit
                                and a Canadian Lender


                                By:    /s/ S. G. TIBBATTS
                                    -------------------------------------------
                                    Name:  S. G. Tibbatts
                                    Title: Senior Manager


                                        8

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                                WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                                By:    /s/ LANCE REYNOLDS
                                    -------------------------------------------
                                    Name:  Lance Reynolds
                                    Title: Assistant Vice President


                                        9

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                                BANK ONE, NA (MAIN OFFICE CHICAGO,
                                ILLINOIS), as Syndications Agent and a
                                U.S. Lender


                                By:    /s/ BRANDI MOLAISON
                                    -------------------------------------------
                                    Name:  Brandi Molaison
                                    Title: First Vice President


                                       10

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                                ARAB BANKING CORPORATION B.S.C.


                                By:
                                       ----------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                       ----------------------------------------


                                       11

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                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS (formerly known as Bankers Trust
                                Company)


                                By:
                                       ----------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                       ----------------------------------------


                                       12

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                                MIDFIRST BANK


                                By:    /s/ W. THOMAS PORTMAN
                                    -------------------------------------------
                                    Name:  W. Thomas Portman
                                    Title: Vice President


                                       13

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         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrowers of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Codess.26.02 set forth above.


                                 NATIONAL TANK COMPANY, a Delaware corporation, TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation, and NATCO LONDON, INC., a Delaware corporation


                                 By: /s/ RICHARD W. FITZGERALD
                                     ------------------------------------------
                                     Richard W. FitzGerald,
                                     Vice President and Treasurer



                                  STARFISH ACQUISITION LIMITED, a company
                                  incorporated in England and Wales under the Companies Act of the United Kingdom, and AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom


                                  By:    /s/ DANIEL R. CARTER
                                      ------------------------------------------
                                      Name:  Daniel R. Carter
                                      Title: Company Secretary


                                       14